EXHIBIT 13.1

CERTIFICATION

Pursuant to 18 United States Code §1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certify that to our knowledge the Annual Report on Form 20-F for the fiscal year ended December 31, 2010 of Portugal Telecom, SGPS, S.A. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2011

By:	/s/ Zeinal Abedin Mahommed Bava
	Name:	Zeinal Abedin Mahommed Bava
	Title:	Chief Executive Officer

Date: May 6, 2011

By:	/s/ Luis Pacheco de Melo
	Name:	Luis Pacheco de Melo
	Title:	Chief Financial Officer

This certification accompanies this Annual Report on Form 20-F and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.